Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

Master U.S. High Yield Trust:

We consent to the use in this Registration Statement under the Investment Company Act of 1940 File
No. 811-10019 of Master U.S. High Yield Trust on Form N-1A of our report dated July 19, 2000, appearing in Part B of this Registration Statement. We also consent to the use of our report dated May 12, 2000, which appears in the Annual Report of Merrill Lynch U.S. High Yield Fund, Inc. (formerly Merrill Lynch Corporate High Yield Fund, Inc.), which is incorporated by reference in Part B of this Registration Statement. We also consent to the reference to us under the heading “FINANCIAL HIGHLIGHTS”, which is included in, Post-Effective Amendment No. 4 to Registration Statement No. 333-47971 on Form N-1A of Merrill Lynch U.S. High Yield Fund, Inc., which is also incorporated by reference in Part B of this Registration Statement. We further consent to the use of our report dated August 14, 2000, which is included in Pre-Effective Amendment No. 1 to Registration Statement No. 333-39474 on Form N-1A of Mercury U.S. High Yield Fund, Inc., which is incorporated by reference in Part B of the Registration Statement.

/s/ Deloitte & Touche LLP Princeton, New Jersey August 29, 2000